Exhibit 99.1

FOR IMMEDIATE RELEASE
February 23, 2004

Novell Reports Financial Results for First Fiscal Quarter 2004

WALTHAM, Massachusetts – February 23, 2004 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its first fiscal quarter ended January 31, 2004. For the quarter, Novell reported revenues of $267 million, compared to revenues of $260 million for the first fiscal quarter 2003. Net income in the first fiscal quarter 2004 was $10 million, or $0.03 per share. This compared to a net loss of $12 million, or $0.03 loss per share, for the first fiscal quarter 2003.

On a non-GAAP basis, adjusted net income for the first fiscal quarter 2004 was $11 million, or $0.03 per share, which excludes investment impairments of $1 million. This compares to non-GAAP adjusted net loss for the first fiscal quarter 2003 of $1 million, or $0.00 per share, which excludes investment impairments of $11 million. Full details on Novell’s reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

“I am encouraged by our performance during the quarter in what remains a challenging IT business environment.” said Jack L. Messman, Novell chairman, president and chief executive officer. “We showed steady progress in positioning Novell for high growth opportunities, including the Linux market, while completing a significant acquisition and continuing to work through a major reorganization of our North American operations. We are now focused on execution, and are moving quickly to deliver enterprise-class network services for mixed environments, including Linux.”

On the balance sheet, cash and short-term investments were $605 million at the end of the first fiscal quarter 2004, compared with $651 million a year ago. This decline in cash and short-term investments is primarily attributable to the cash payment to SUSE LINUX shareholders in connection with the previously announced acquisition, offset by positive cash flow, including cash flow from operations during the first fiscal quarter 2004 of $31 million. Days sales outstanding (DSO) in accounts receivable improved to 60 days at the end of the first fiscal quarter 2004, down from 74 days in the prior quarter. Deferred revenues were $294 million at the end of the first fiscal quarter 2004, up $29 million or 11% percent year-over-year.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5PM EST February 23, 2004, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial in number is 888-323-5254, password “Novell”, and the international dial in number is +1-773-756-4625, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, March 8. The domestic toll-free replay number is 800-597-8358, and the international replay number is +1-402-220-0219.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux strategies, Novell’s ability to deliver on its one Net vision of the Internet, Novell’s ability to take a competitive position in the Linux industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell ‘s Annual Report on Form 10-K for the 2003 fiscal year. Novell disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell® Nsure™), Web application development (Novell exteNd™) and cross-platform networking services (Novell Nterprise™), all supported by strategic consulting and professional services (Novell NgageSM). Active in the open source community with its Ximian® and SUSE® LINUX brands, Novell provides a full range of Linux products and services for the enterprise from the desktop to the server. Novell’s vision of one Net – a world without information boundaries – helps customers realize the value of their information securely and economically. For more information, call Novell’s Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

_________________

Novell and Ximian are registered trademarks; exteNd, Nsure, and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. SUSE is a registered trademark of SUSE AG, a Novell company. *All third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-591-6523
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: irmail@novell.com

                                     Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                                                       Fiscal Quarter Ended
                                                                      --------------------------------------------------------

                                                                           Jan 31, 2004                    Jan 31, 2003
                                                                      ------------------------        -----------------------
Net revenue
   New software licenses                                                             $ 54,769                        $ 61,038
   Maintenance and services                                                           212,338                         198,933
                                                                      ------------------------        ------------------------
Total net revenue                                                                     267,107                         259,971
                                                                      ------------------------        -----------------------
Cost of revenue
   New software licenses                                                                4,922                           5,222
   Maintenance and services                                                            89,954                          92,342
                                                                      ------------------------        ------------------------

Total cost of revenue                                                                 94,876                          97,564
                                                                      ------------------------        ------------------------

Gross profit                                                                          172,231                         162,407
                                                                      ------------------------        ------------------------
Operating expenses
    Sales and marketing                                                                81,769                          98,305
    Product development                                                                50,199                          42,922
    General and administrative                                                         26,257                          27,345
                                                                      ------------------------        ------------------------
Total operating expenses                                                              158,225                         168,572
                                                                      ------------------------        ------------------------
Income (loss) from operations                                                          14,006                          (6,165)

Other income (expense), net                                                             2,477                          (6,189)
                                                                      ------------------------        ------------------------
Income (loss) before taxes                                                             16,483                         (12,354)

Income tax expense (benefit)                                                            6,348                            (466)
                                                                      ------------------------        ------------------------

Net income (loss)                                                                    $ 10,135                       $ (11,888)
                                                                      ========================        ========================
Net income (loss) per common share:
    Basic                                                                              $ 0.03                         $ (0.03)
    Diluted                                                                            $ 0.03                         $ (0.03)

Weighted average shares:
    Basic                                                                             380,106                         368,075
    Diluted                                                                           392,111                         368,075

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                       Novell, Inc.
      Consolidated Unaudited Condensed Balance Sheets
                      (In thousands)

ASSETS                                                                     Jan 31, 2004                 Oct 31, 2003
                                                                       ---------------------        ---------------------
Current assets
    Cash and short-term investments                                               $ 605,154                    $ 751,852
    Receivables, net                                                                176,287                      232,492
    Prepaid expenses                                                                 28,810                       23,005
    Other current assets                                                             25,380                       23,204
                                                                       ---------------------        ---------------------
Total current assets                                                                835,631                    1,030,553

Property, plant and equipment, net                                                  254,236                      255,526
Long-term investments                                                                51,798                       50,948
Goodwill                                                                            401,973                      213,300
Intangible assets, net                                                               52,728                       10,800
Other assets                                                                          6,371                        6,526
                                                                       ---------------------        ---------------------
Total assets                                                                     $1,602,737                   $1,567,653
                                                                       =====================        =====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                               $ 57,275                     $ 50,258
    Accrued compensation                                                             92,332                      101,164
    Other accrued liabilities                                                       113,579                      117,073
    Income taxes payable                                                             39,690                       35,493
    Deferred revenue                                                                294,343                      322,470
                                                                       ---------------------        ---------------------
Total current liabilities                                                           597,219                      626,458

Deferred income taxes                                                                17,097                            -
                                                                       ---------------------        ---------------------
Total liabilities                                                                   614,316                      626,458

Minority interests                                                                    7,035                        6,725

Stockholders' equity                                                                981,386                      934,470
                                                                       ---------------------        ---------------------

Total liabilities and stockholders' equity                                       $1,602,737                   $1,567,653
                                                                       =====================        =====================

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                             Novell, Inc.
          Consolidated Unaudited Condensed Statements of Cash Flows
                            (In thousands)

                                                                                                      Fiscal Quarter Ended
                                                                                          --------------------------------------------------

                                                                                              Jan 31, 2004                 Jan 31, 2003
                                                                                          ---------------------        ---------------------
Cash flows from operating activities:
    Net income (loss)                                                                                 $ 10,135                    $ (11,888)
    Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
      Gain on sale of fixed assets                                                                           -                         (365)
      Depreciation and amortization                                                                     16,152                       17,252
      Loss on impaired investments                                                                       1,146                       10,800
      Changes in assets and liabilities                                                                  3,588                        7,076
                                                                                          ---------------------        ---------------------
    Net cash provided by operating activities                                                           31,021                       22,875
                                                                                          ---------------------        ---------------------
Cash flows from financing activities:
     Issuance of common stock, net                                                                      28,493                        1,147
                                                                                          ---------------------        ---------------------

    Net cash provided by financing activities                                                           28,493                        1,147
                                                                                          ---------------------        ---------------------
Cash flows from investing activities:
    Expenditures for property, plant and equipment                                                     (11,973)                     (13,852)
    Proceeds from the sale of property, plant and equipment                                                  -                          785
    Short-term investment activity                                                                      45,266                     (166,651)
    Cash paid for SUSE LINUX                                                                          (211,468)                           -
    Cash received from SUSE LINUX                                                                       11,170                            -
    Other                                                                                                6,400                        3,531
                                                                                          ---------------------        ---------------------

    Net cash used by investing activities                                                            (160,605)                    (176,187)
                                                                                          ---------------------        ---------------------

Decrease in cash and cash equivalents                                                                 (101,091)                    (152,165)

Cash and cash equivalents - beginning of period                                                        366,932                      463,987
                                                                                          ---------------------        ---------------------

Cash and cash equivalents - end of period                                                              265,841                      311,822

Short-term investments - end of period                                                                 339,313                      338,933
                                                                                          ---------------------        ---------------------

Cash and short-term investments - end of period                                                      $ 605,154                    $ 650,755
                                                                                          =====================        =====================

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                    Novell, Inc.
                     Unaudited Non-GAAP Adjusted Earnings Information
                         (In thousands, except per share data)

                                                             GAAP                                    Non-GAAP
                                                          As Reported        Adjustments             Adjusted
                                                       ------------------  -----------------     ------------------
   Fiscal quarter ended January 31, 2004
   Net revenue                                                 $ 267,107                $ -              $ 267,107
   Gross profit                                                  172,231                  -                172,231
   Income (loss) from operations                                  14,006                  -                 14,006
   Income (loss) before taxes                                     16,483              1,145  (a)            17,628
   Net income (loss)                                              10,135              1,145  (a)            11,280
   Diluted net income (loss) per common share                     $ 0.03             $ 0.00  (a)            $ 0.03

   Fiscal quarter ended October 31, 2003
   Net revenue                                                 $ 286,749                $ -              $ 286,749
   Gross profit                                                  185,412                  -                185,412
   Income (loss) from operations                                  19,532              8,962  (b)            28,494
   Income (loss) before taxes                                     16,090             11,134  (c)            27,224
   Net income (loss)                                           (109,004)            128,062  (d)            19,058
   Diluted net income (loss) per common share                   $ (0.29)             $ 0.34  (d)            $ 0.05

   Fiscal quarter ended January 31, 2003
   Net revenue                                                 $ 259,971                $ -              $ 259,971
   Gross profit                                                  162,407                  -                162,407
   Income (loss) from operations                                  (6,165)               255  (e)            (5,910)
   Income (loss) before taxes                                    (12,354)            11,055  (f)            (1,299)
   Net income (loss)                                             (11,888)            10,979  (g)              (909)
   Diluted net income (loss) per common share                    $ (0.03)            $ 0.03  (g)               $ -

   Footnotes related to adjustments:

   (a)  Reflects investment write-downs.

   (b)  Reflects restructuring reserves of $8.0 million and in-process R&D expense of $0.9 million.

   (c)  Reflects the items in footnote (b) and investment write-downs of $2.2 million.

   (d)  Reflects the items in footnotes (b) and (c), the necessary related tax adjustments, and a write-down of deferred tax assets of $119 million.

   (e)  Reflects integration charges.

   (f)  Reflects the item in footnote (e) and investment write-downs of $10.8 million.

   (g)  Reflects the items in footnotes (e) and (f), and the necessary related tax adjustments.

                               NOVELL, INC.
          Consolidated Unaudited Condensed Statements of Operations
                       (In thousands, except per share data)

                                                                                                                                                    Fiscal Year                                           Trailing Four
                                       Q1 2003         %          Q2 2003          %          Q3 2003         %           Q4 2003%            2003          %           Q1 2004         %          Quarters        %
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------
Net revenue
   New software licenses                 $ 61,038       23.5         $ 64,465       23.4         $ 69,255      24.5         $ 70,498       24.6        $ 265,256      24.0         $ 54,769       20.5        $ 258,987      23.3
   Maintenance and services               198,933       76.5          211,502       76.6          213,554      75.5          216,251       75.4          840,240      76.0          212,338       79.5          853,645      76.7
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Total net revenue                         259,971      100.0          275,967      100.0          282,809     100.0          286,749      100.0        1,105,496     100.0          267,107      100.0        1,112,632     100.0
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------
Cost of revenue
   New software licenses                    5,222        2.0            5,962        2.2            5,886       2.1            5,140        1.8           22,210       2.0            4,922        1.8           21,909       2.0
   Maintenance and services                92,342       35.5          102,809       37.3          101,591      35.9           96,197       33.5          392,939      35.5           89,954       33.7          390,552      35.1
   Intangible asset impairments                 -          -                -          -           23,569       8.3                -          -           23,569       2.1                -                      23,569       2.1
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------
Total cost of revenue                      97,564       37.5          108,771       39.4          131,046      46.3          101,337       35.3          438,718      39.7           94,876       35.5          436,030      39.2
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Gross profit                              162,407       62.5          167,196       60.6          151,763      53.7          185,412       64.7          666,778      60.3          172,231       64.5          676,602      60.8
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------
Operating expenses
    Sales and marketing                    98,305       37.8          101,737       36.9           92,470      32.7           88,314       30.8          380,826      34.4           81,769       30.6          364,290      32.7
    Product development                    42,922       16.5           48,354       17.5           48,178      17.0           44,304       15.5          183,758      16.6           50,199       18.8          191,035      17.2
    General and administrative             27,345       10.5           30,939       11.2           28,379      10.0           24,300        8.5          110,963      10.0           26,257        9.8          109,875       9.9
    Restructuring                               -          -            8,675        3.1           26,350       9.3            8,042        2.8           43,067       3.9                -          -           43,067       3.9
    Purchased in-process R&D                    -          -                -          -                -         -              920        0.3              920       0.1                -          -              920       0.1
    Gain on Sale of long-lived asset            -          -                -          -          (24,934)     (8.8)               -          -          (24,934)     (2.3)               -          -          (24,934)     (2.2)
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Total operating expenses                  168,572       64.8          189,705       68.7          170,443      60.3          165,880       57.8          694,600      62.8          158,225       59.2          684,253      61.5
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Income (loss) from operations              (6,165)      (2.4)         (22,509)      (8.2)         (18,680)     (6.6)          19,532        6.8          (27,822)     (2.5)          14,006        5.2           (7,651)     (0.7)

Other income (expense)
    Investment income                      (7,140)      (2.7)         (10,459)      (3.8)          (5,016)     (1.8)             913        0.3          (21,702)     (2.0)           3,512        1.3          (11,050)     (1.0)
    Other, net                                951        0.4           (2,016)      (0.7)             (66)     (0.0)          (4,355)      (1.5)          (5,486)     (0.5)          (1,035)      (0.4)          (7,472)     (0.7)
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Other income (expense), net                (6,189)      (2.4)         (12,475)      (4.5)          (5,082)     (1.8)          (3,442)      (1.2)         (27,188)     (2.5)           2,477        0.9          (18,522)     (1.7)

Income (loss) before taxes                (12,354)      (4.8)         (34,984)     (12.7)         (23,762)     (8.4)          16,090        5.6          (55,010)     (5.0)          16,483        6.2          (26,173)     (2.4)

Income tax expense (benefit)                 (466)      (0.2)          (6,372)      (2.3)         (11,362)     (4.0)         125,094       43.6          106,894       9.7            6,348        2.4          113,708      10.2
                                    -------------- ----------  --------------- ----------  --------------- ---------   --------------  ---------   -------------- ---------   -------------- ----------   -------------- ---------

Net income (loss)                       $ (11,888)      (4.6)       $ (28,612)     (10.4)       $ (12,400)     (4.4)      $ (109,004)     (38.0)      $ (161,904)    (14.6)        $ 10,135        3.8       $ (139,881)    (12.6)
                                    ============== ==========  =============== ==========  =============== =========   ==============  =========   ============== =========   ============== ==========   ============== =========

Net income (loss) per common share:
   Basic                                  $ (0.03)                    $ (0.08)                    $ (0.03)                   $ (0.29)                    $ (0.44)                    $ 0.03                     $ (0.37)
   Diluted                                $ (0.03)                    $ (0.08)                    $ (0.03)                   $ (0.29)                    $ (0.44)                    $ 0.03                     $ (0.37)

Weighted average shares:
 Basic                                    368,075                     368,746                     371,484                    373,876                     370,545                    380,106                     374,003
 Diluted                                  368,075                     368,746                     371,484                    373,876                     370,545                    392,111                     374,003

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                    Novell, Inc.
             Unaudited Trended Revenue by Solution, Business Category and Segment
                                   (In thousands)

                                                                                                                                                                                       Fiscal Year                                                 Trailing Four
Revenue by Solution                                              Q1 2003          %            Q2 2003          %            Q3 2003         %             Q4 2003%              2003            %             Q1 2004          %            Quarters          %
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

IT Software and Solutions

Identity Management & Secure Web Services                           $ 22,903        8.8          $ 22,352         8.1          $ 26,099        9.2           $ 25,623        8.9            $ 96,977        8.8            $ 22,472        8.4            $ 96,546        8.7

Cross Platform Services
Management & Collaboration                                            54,742       21.1            61,003        22.1            63,178       22.3             64,148       22.4             243,071       22.0              60,912       22.8             249,241       22.4
Services Platforms & Storage                                          81,352       31.3            81,328        29.5            81,417       28.8             82,691       28.8             326,788       29.6              75,627       28.3             321,063       28.9
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total Cross Platform Services                                        136,094       52.3           142,331        51.6           144,595       51.1            146,839       51.2             569,859       51.5             136,539       51.1             570,304       51.3
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total Software Licenses & Maintenance                                158,997       61.2           164,683        59.7           170,694       60.4            172,462       60.1             666,836       60.3             159,011       59.5             666,850       59.9

Worldwide Services *                                                  72,428       27.9            74,401        27.0            75,576       26.7             76,926       26.8             299,331       27.1              70,763       26.5             297,666       26.8
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total IT Software and Solutions                                      231,425       89.0           239,084        86.6           246,270       87.1            249,388       87.0             966,167       87.4             229,774       86.0             964,516       86.7

Celerant Management Consulting                                        28,546       11.0            36,883        13.4            36,539       12.9             37,361       13.0             139,329       12.6              37,333       14.0             148,116       13.3
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total Net Revenue                                                  $ 259,971      100.0         $ 275,967       100.0         $ 282,809      100.0          $ 286,749      100.0         $ 1,105,496      100.0           $ 267,107      100.0          $1,112,632      100.0
                                                             ================ ==========   ===============  ==========   ===============  =========    ===============  =========    ================ ==========   ================= ==========   ================= ==========

*  includes consulting, technical services, and training

Revenue by Business Category

New Software Licenses                                               $ 61,038       23.5          $ 64,465        23.4          $ 69,255       24.5           $ 70,498       24.6           $ 265,256       24.0            $ 54,769       20.5           $ 258,987       23.3
Maintenance and Services                                             198,933       76.5           211,502        76.6           213,554       75.5            216,251       75.4             840,240       76.0             212,338       79.5             853,645       76.7
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total Net Revenue                                                  $ 259,971      100.0         $ 275,967       100.0         $ 282,809      100.0          $ 286,749      100.0         $ 1,105,496      100.0           $ 267,107      100.0          $1,112,632      100.0
                                                             ================ ==========   ===============  ==========   ===============  =========    ===============  =========    ================ ==========   ================= ==========   ================= ==========
Revenue by Segment
       North America                                               $ 125,937       48.4         $ 124,167        45.0         $ 129,188       45.7          $ 129,068       45.0           $ 508,360       46.0           $ 115,760       43.3           $ 498,183       44.8
       Latin America                                                   5,904        2.3             5,335         1.9             6,447        2.3              5,516        1.9              23,202        2.1               5,788        2.2              23,086        2.1
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Americas                                                             131,841       50.7           129,502        46.9           135,635       48.0            134,584       46.9             531,562       48.1             121,548       45.5             521,269       46.9

EMEA                                                                  81,727       31.4            88,674        32.1            87,400       30.9             90,304       31.5             348,105       31.5              87,851       32.9             354,229       31.8
Asia Pacific                                                          17,857        6.9            20,908         7.6            23,235        8.2             24,500        8.5              86,500        7.8              20,375        7.6              89,018        8.0
Celerant Management Consulting                                        28,546       11.0            36,883        13.4            36,539       12.9             37,361       13.0             139,329       12.6              37,333       14.0             148,116       13.3
                                                             ---------------- ----------   ---------------  ----------   ---------------  ---------    ---------------  ---------    ---------------- ----------   ----------------- ----------   ----------------- ----------

Total Net Revenue                                                  $ 259,971      100.0         $ 275,967       100.0         $ 282,809      100.0          $ 286,749      100.0         $ 1,105,496      100.0           $ 267,107      100.0          $1,112,632      100.0
                                                             ================ ==========   ===============  ==========   ===============  =========    ===============  =========    ================ ==========   ================= ==========   ================= ==========

Certain reclassifications have been made to the prior period amounts in order to conform to the current year's presentation.